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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND
(exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices) (Zip code)

Tané T. Tyler, Secretary
Reaves Utility Income Fund
1625 Broadway, Suite 2200
Denver, Colorado 80202
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Item 1.    Reports to Stockholders.

REAVES UTILITY INCOME FUND

Annual Report

[GRAPHIC]

October 31, 2006

SHAREHOLDER LETTER

October 31, 2006

Dear Shareholders,

On behalf of the Board of Trustees, I'm pleased to announce that the Reaves Utility Income Fund has delivered a one-year total return on investment of more than 26% of net asset value per common share, with dividends reinvested. Return on market price was more than 24% per common share, again assuming dividends are reinvested.

Consistent with the Fund's objective to earn and, if possible, increase dividend income, Fund trustees increased the Fund's dividend for the second consecutive year. Following a 3.4% increase in December, 2004, the Fund saw a 5% increase in December, 2005. As a result, the first two dividends of fiscal 2006 were $0.10 per share while the remaining 10 were at the increased rate of $0.105 per share. In addition, the Fund paid a special dividend of $0.255 per share in December, 2005, for a total of $1.505 per share paid in dividends during fiscal 2006. Those shareholders invested in the Fund since the first dividend record date in April 2004 have received dividend payments totaling approximately $3.375 per share.

Over the past 12 months, 75.15% of those dividends have been qualified dividend income, which are taxed at a maximum 15% federal rate, as opposed to a rate as high as 35% for non-qualifying and other types of dividend income. This presents a significant tax advantage to our shareholders.

Total assets in the fund have grown to more than $833 million, up from approximately $749 million one year ago and $400 million at the fund's inception in February 2004.

These numbers reflect the fact that utilities remain among the highest yielding sectors of the domestic stock market.

The portfolio managers provide detailed fund commentary and analysis on the pages that follow, along with full holdings and financial statements. Feel free to contact us with any questions about the fund by calling 1-800-644-5571 or visiting www.utilityincomefund.com.

Thank you for being a shareholder.

Sincerely,

/s/  NED BURKE

Ned Burke
President, Reaves Utility Income Fund

MANAGEMENT DISCUSSION & ANALYSIS

October 31, 2006

The Reaves Utility Income Fund is managed to meet two primary objectives: earn dividend income sufficient to pay, and potentially grow, the monthly dividend established by the Fund's Trustees; and second, to grow net asset value which will, in our opinion, over time be reflected in share price appreciation. For the fiscal year ended October 31, 2006 we are pleased to report that we met both objectives. The Trustees periodically review the level of the dividend, and for the second consecutive year the Fund raised its monthly dividend. In December 2005 the dividend was raised 5% to 10.5 cents a month or $1.26 annually. This represents a current yield of 6.3% on the original issue price of $20 per share. The dividend is supported by Fund investments, primarily in the common stocks of companies with a history of growing earnings and periodic dividend increases. In addition to the stated dividend, the Fund paid a special year end dividend of 25.5 cents in December 2005. The actual yield was 7.5% on the $ 20.00 share price based on total dividends of $1.505 paid throughout the fiscal year. Over the course of the fiscal year, net asset value grew 17.7% from $22.12 to $26.04. While share price appreciation did not always accompany net asset value growth, the share price rose 15.4% from $19.46 to $22.45 by year end. Share price performance plus dividends produced a total return of 24.2%

To cite one key theme within the utility sector in 2006, we emphasize the growing recognition by federal and state regulators of the need for increased investment in U.S. energy and telecommunications infrastructure. Within the electric utility industry this means incremental investment in generation and transmission assets. Great Plains Energy (GXP) is a good example of how the portfolio may benefit from a generally supportive regulatory climate. At fiscal year end, GXP had produced a total return in excess of 20% and represented 6.3% of the portfolio. Great Plains plans to build an 800 MWH coal plant to serve power requirements in both Kansas and Missouri at a cost of about $1.2 billion. Recognizing the growing need for power, both states have signed a letter of agreement to approve the investment. By year end we anticipate a favorable rate decision from Missouri regulators supporting the $1.2 billion investment. We seek total return for Fund investments from a combination of dividend yield and capital appreciation. The investment in Great Plains experienced share price appreciation from $28.71 to $32.54 over our holding period and paid a quarterly dividend of $0.415 The dividend yield at fiscal year end, after price appreciation, was 5.1%.

Duke Energy Corporation, which remains our largest electric/gas holding (it was 8.0% of the portfolio at fiscal year end), should also benefit from regulatory support for increased infrastructure investment. Our original investment in Duke was based on a turnaround story. In contrast to the majority of investors we believed that the dividend would be maintained, and the high dividend yield would adequately compensate us while we waited for operations to improve. The new CEO, Paul Anderson, was an executive we knew. He had successfully turned around an Australian natural resources company and prior to that was employed at Duke. It was noteworthy to us that his compensation at Duke was a direct function of the dividend. Like many other utilities Duke had "over invested" in response to deregulation, and Paul Anderson was hired to develop a strategic focus, rationalize assets, and trim costs. Anderson and his team succeeded in restoring earnings sufficiently to permit the dividend to be increased and successfully merge Duke with Cinergy, a major Midwest utility. More recently, Duke announced plans to spin off its natural gas and pipeline businesses into a separate company to be known as Spectra Energy. We continue to hold the shares in the belief that a stand alone Spectra Energy will be better able to take advantage of the opportunities presented by the natural gas industry's growing demand for gathering, processing, storage, and transport services. The surviving electric company, Duke Energy will, in our view, continue to grow through investment to meet the growing demand for power in the Carolinas and the Midwest markets the company serves. Initial indications are that state regulators will support the planned investment needed to sustain economic development within their respective states.

Throughout the year, the common stock of electric utilities averaged about 47% of the portfolio, approximately the same weighting as in 2005. In addition to Duke and Great Plains, other major electric utility holdings at fiscal year end were Ameren Corporation (4.4%) and OGE Energy (4.1%).

The telephone sector, similar to last year, was a major source of dividend income for the Fund. Common stock dividends earned during the fiscal year totaled $33.1 million. Of that sum, the telephones contributed $10.4 million or 31.4%. Telephones averaged 21.9% of the common portfolio market value for the fiscal year.

Unlike last year, the telephone sector was also an important contributor to capital appreciation. The story has two facets. The first is the opportunity for sustained earnings growth resulting from consolidation within the industry. Consolidation leads to cost savings and, we think, more rational pricing. The poster child for this trend in 2006 is the "new AT&T", formed by the merger of SBC Communications and original AT&T, which was the old long distance company. We owned SBC and especially the old AT&T for their high dividend yield and periodic dividend growth. The two stocks combined represented 7.9% of the portfolio at the beginning of the fiscal year. We maintained that level of investment in the merged company because we believed that synergies and top line growth at Cingular Wireless (AT&T owns 60% of Cingular) would result in sustainable earnings and cash flow growth. The "new AT&T's" results for the first three calendar quarters of 2006 substantiated our investment decision. AT&T rewarded the Fund with share price appreciation. SBC Communications closed at $23.85 on October 31, 2005. Subsequent to completion of the merger the market came to appreciate the "new AT&T's earnings growth potential. The "new AT&T" closed at $34.25 on October 31, 2006, and current yield remained a respectable 3.9%. The actual yield on historical cost is 5.5%. We have yet to sell a single share.

The second facet of the story has been the price appreciation afforded the rural telecom sector. In our view this is a result of the growing investor appreciation for the stable and sustainable cash flows some companies are able to generate along with the opportunities for moderate, disciplined growth via strategic acquisitions. The fund's major rural telecom investment, Citizens Communications, represented 5.0% of the portfolio at fiscal year end. Citizens has grown its top line modestly while trimming costs. In mid September it announced a small acquisition of Commonwealth Telephone, a rural telco in Pennsylvania. Citizens expects the combined companies to produce about $30 million of synergies and be cash flow accretive in the first year. We don't think this is the last rural telco acquisition, and we will continue to seek investment opportunities in rural telcos.

The Fund's ability to invest up to 20% of assets outside the utility sector produced meaningful dividend income and capital growth from selected investments in the consumer staples sector, primarily tobacco. Litigation risk in tobacco appears to be diminishing, allowing tobacco company earnings multiples to improve. Tobacco companies are characterized by hefty dividends and a history of meaningful dividend growth. Altria Group is our largest non-utility holding. Altria is expected to spin off Kraft Foods and possibly its international tobacco operations. We look for these transactions to enhance shareholder value.

The Fund has some exposure to the Energy sector (6.1% at fiscal year end). Stock price performance was essentially flat given the impact of declining oil prices in the latter part of the fiscal year. Energy companies will continue as Fund investments because they have the ability to grow dividends and buy back stock with their large free cash flows. The volatility in the sector provides opportunities to realize some capital gains.

To boost dividend income we look for special dividend distributions which qualify for favorable tax treatment. During the fiscal year the Fund received a special $1.30 dividend from AT&T, and a special $2.83 dividend from Vodafone. Shortly after the period closed, the Fund received a special $10.20 per share dividend from Ashland Inc. Subsequent to receipt of the dividend Ashland's share price more than recovered the amount of the dividend, and the shares were sold to realize a capital gain.

During the course of the fiscal year we trimmed the preferred stock holdings to 4.1% of the portfolio as preferred dividend yields were not sufficiently in excess of common stock alternatives. We deployed the proceeds into common stocks with growth potential. The yield on the preferred portfolio at the end of the period was 6.6%.

The cost of leverage, represented by dividends on the auction market preferred stock, rose in tandem with the rise in short-term rates. The preferred stock yield rose from about 3.9% to about 5.1%. The preferred stock dividend yield increase was expected. We may be near the top of this interest rate cycle and expect the cost of leverage to remain stable or decline in 2007. The Fund met the year's dividend comfortably without hedging the cost of leverage from the auction market preferred stock.

The top five holdings of the Fund as of October 31, 2006 were AT&T,9.3%. Duke Energy, 8.0%, Great Plains Energy, 6.3%, Altria Group, 5.3%, and Citizens Communications, 5.0%

As we position the portfolio for 2007, we remain focused on regulation, interest rates, commodity prices, and industry trends. We expect there will be meaningful investment to upgrade electric and gas infrastructure for companies that seek opportunities where the regulatory environment is supportive. Historically, stable or declining interest rates have been favorable to utilities stocks. We expect to see continued commodity price volatility and will monitor the portfolio actively for the impact of changing commodity prices. In our opinion consolidation will continue to be a major trend within the telecom and utility sectors despite the recent terminations of the FPL-Constellation merger and the Exelon — Public Service Enterprise Group merger.

Active management of the portfolio will focus on identifying opportunities to grow the Fund's monthly dividend along with the net asset value.

Respectfully submitted,

Ronald J. Sorenson

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

October 31, 2006

To the Board of Trustees and Shareholders of Reaves Utility Income Fund Denver, Colorado

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the "Fund"), including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. The financial highlights of Reaves Utility Income Fund for the period ended October 31, 2004 were audited by other auditors whose report, dated December 17, 2004 expressed an unqualified opinion on that statement. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Denver, CO
December 18, 2006

STATEMENT OF INVESTMENTS

October 31, 2006

	SHARES	VALUE
COMMON STOCKS—127.33%
Chemicals—1.00%
Ashland, Inc.	100,000	$5,910,000
Consumer Staples—10.91%
Altria Group, Inc.	540,300	43,942,599
Reynolds American, Inc.	146,400	9,246,624
UST, Inc.	210,000	11,247,600
		64,436,823
Electric—63.44%
Ameren Corp.	680,000	36,788,000
Consolidated Edison, Inc.	242,000	11,700,700
Duke Energy Corp.	2,105,000	66,602,200
Edison International	27,000	1,199,880
Enel S.P.A.—ADR	329,500	15,789,640
Exelon Corp.	435,000	26,961,300
Great Plains Energy, Inc.	1,600,000	52,064,000
ITC Holdings Corp.	115,650	4,107,888
National Grid PLC—ADR	7,000	444,150
OGE Energy Corp.	880,000	33,950,400
Pinnacle West Capital Corp.	120,000	5,737,200
PPL Corp.	660,000	22,783,200
Public Service Enterprise Group, Inc.	411,800	25,140,390
TECO Energy, Inc.	1,300,000	21,437,000
TransAlta Corp.	300,000	6,345,000
TXU Corp.	40,000	2,525,200
WPS Resources Corp.	587,500	31,260,875
Xcel Energy, Inc.	445,000	9,821,150
		374,658,173
Energy—7.31%
BP Amoco PLC—ADR	175,000	11,742,500
Eni S.P.A.—ADR	110,000	6,678,100
Halliburton Co.	347,000	11,225,450
Occidental Petroleum	45,000	2,112,300
Petrochina LTD—ADR	30,000	3,311,700
Todco*	102,000	3,481,260
Transocean, Inc.*	64,000	4,642,560
		43,193,870
Financials—0.29%
Lloyd TSB Group PLC—ADR	40,000	1,714,400
Gas—10.99%
AGL Resources, Inc.	15,000	562,500
Equitable Resources, Inc.	177,000	7,172,040
ONEOK, Inc.	840,000	34,969,200
Sempra Energy	309,700	16,426,488

South Jersey Industries, Inc.	42,500	$1,314,525
Southern Union Co.	9,000	249,120
Southwest Gas Corp.	24,300	871,884
Vectren Corp.	115,000	3,341,900
		64,907,657
Oil & Gas Services—0.29%
Schlumberger Ltd.	27,000	1,703,160
Telephone—32.59%
Alltel Corp.	10,000	533,100
AT&T Corp.	2,255,965	77,266,801
BCE, Inc.	727,834	20,583,146
Citizens Communications Co.	2,812,700	41,234,182
Embarq Corp.	203,000	9,815,050
Telecom Corp. of New Zealand—ADR	830,000	20,550,800
Telecom Italia S.P.A.—ADR	5,000	151,250
Verizon Communications	60,000	2,220,000
Vodafone Group PLC—ADR	98,750	2,552,687
Windstream Corp.	1,282,126	17,590,769
		192,497,785
Water—0.51%
United Utilities PLC—ADR	110,000	2,992,000
TOTAL COMMON STOCKS (Cost $599,276,448)		752,013,868
PREFERRED STOCKS—5.71%
Electric—3.47%
AES Trust III, 6.75%, 10/15/29	133,100	6,435,385
BGE Capital Trust II, 6.20%,10/15/43	195,000	4,783,350
Entergy Gulf States Inc., Series A, 7.00%, 9/15/13(a)	3,140	317,336
Entergy Mississippi Inc., 4.56%	3,520	282,260
Georgia Power Capital Trust V, 7.125%, 3/31/42	141,400	3,580,248
Great Plains Energy Inc., 8.00%, 2/16/07	50,000	1,249,000
PSEG Funding Trust II, 8.75%, 12/31/32	90,100	2,366,026
Public Service Co. of New Mexico Series 1965, 4.58%	11,667	992,060
Southern Cal Edison, 4.32%	24,300	481,140
		20,486,805
Financials—2.19%
GMAC, 7.375%, 12/16/44	50,000	1,198,500
Merrill Lynch & Co., Series H, 6.05%(a)	455,000	11,725,350
		12,923,850
Gas—0.05%
Southern Union Co., 7.55%	13,100	342,172
TOTAL PREFERRED STOCKS (Cost $33,263,584)		33,752,827

	SHARES	VALUE
LIMITED PARTNERSHIPS—1.13%
ONEOK Partners LP	110,000	$6,671,500
TOTAL LIMITED PARTNERSHIPS (Cost $5,620,259)		6,671,500
DUE DATE, RATE	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT
CORPORATE BONDS—5.19%
Electric—3.90%
Calpine Generating Co.(b) 11.50%, 4/1/2011	WR/D	$22,000,000	23,045,000
Gas—0.09%
Copano Energy LLC(b) 8.125%, 3/1/2016	B2/B	500,000	511,250
Telephone—1.20%
US West Communications 6/15/2023, 7.50%	Ba2/BB	7,000,000	7,105,000
TOTAL CORPORATE BONDS (Cost $28,695,108)			30,661,250

	SHARES
MUTUAL FUNDS—0.90%
Loomis Sayles Institutional High Income Fund	424,929	3,531,162
Goldman Financial Square Money Market Fund	1,764,498	1,764,498
TOTAL MUTUAL FUNDS (Cost $4,764,498)		5,295,660
Total Investments—(Cost $671,619,897)—140.26%		828,395,105
Other Assets in Excess of Liabilities—0.40%		2,389,181
Liquidation Preference of Auction Market Preferred Shares:
Series M7, F7, W28 (included dividends payable on preferred-shares)—(40.66%)		(240,184,536)
TOTAL NET ASSETS—100.00%		$590,599,750

*
Non-Income Producing Security

(a)
Floating or variable rate security -rate disclosed as of September 30, 2006. Maturity date represents the next reset date.

(b)
Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2006, these securities amounted to a value of $23,556,250 or 3.99% of net assets.

ADR—American Depositary Receipt

Ratings: Moody's and S&P's ratings are believed to be the most recent as of October 31, 2006. Ratings are not covered by the report of the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

October 31, 2006

Assets:
Investments, at value (Cost - see below)	$828,395,105
Dividends receivable	1,385,537
Interest receivable	464,177
Receivable for investments sold	3,450,057
Other assets	15

Total Assets	833,694,891

Liabilities:
Payable for investments purchased	2,315,992
Accrued investment advisory fee	356,995
Accrued administration fee	173,362
Accrued trustees fee	19,297
Accrued offering costs	19,167
Accrued S&P Ratings fee	4,079
Accrued Fitch Ratings fee	6,700
Other payables	15,013

Total Liabilities	2,910,605

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, F7 & W28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,184,536

Total Preferred Stock	240,184,536

Net Assets	$590,599,750

Cost of investments	$671,619,897
Composition of Net Assets attributable to Common Shares:
Paid in capital	429,352,814
Accumulated undistributed net investment income	33,719
Accumulated net realized gain on investments	4,438,009
Net unrealized appreciation in value of investments	156,775,208

Net Assets	$590,599,750

Shares of common stock outstanding of no par value, unlimited shares authorized	22,677,001

Net asset value per share	$26.04

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $865,816)	$37,189,870
Interest on investment securities	3,724,386
Other Income	31

Total Income	40,914,287

Expenses:
Investment advisory fee	4,434,255
Administration fee	2,043,613
Trustees fee	94,900
Broker/dealer fees	609,878
S&P Ratings fee	12,001
Fitch Ratings fee	5,001
Auction agent fee	18,002

Total Expenses	7,217,650

Net Investment Income	33,696,637

Net realized gain on:
Investment securities	10,033,233
Options	16,399
Change in net unrealized appreciation/depreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	90,718,144

Net gain on investments and options	100,767,776

Distributions to Preferred Shareholders from Net Investment Income	(11,345,272)

Net Increase in Net Assets Attributable to
Common Shares from Operations	$123,119,141

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Common Shareholder Operations:
Net investment income	$33,696,637	$30,956,840
Net realized gain from:
Investment securities	10,033,233	7,207,628
Options	16,399	—
Foreign currency transactions	—	56,689
Change in net unrealized appreciation/depreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	90,718,144	60,208,576

Distributions to Preferred Shareholders:
From net investment income	(10,914,272)	(7,228,407)
From net realized gains	(431,000)	—

Net increase in net assets attributable to common shares from operations	123,119,141	91,201,326

Distributions to Common Shareholders:
From net investment income	(34,128,887)	(27,062,732)

Net decrease in net assets from distributions to common shareholders	(34,128,887)	(27,062,732)

Capital Share Transactions:
Costs from issuance of preferred shares	(8,631)	—

Net decrease in net assets from capital share transactions	(8,631)	—

Net increase in Net Assets
Attributable to Common Shares	88,981,623	64,138,594
Net Assets Attributable to Common Shares:
Beginning of period	501,618,127	437,479,533

End of period*	$590,599,750	$501,618,127

* Includes undistributed net investment income of:	$33,719	$3,590,155

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the Year Ended 10/31/06	For the Year Ended 10/31/05	For the Period 2/24/04 (inception) to 10/31/04
Per Common Share Operating Performance
Net asset value—beginning of period	$22.12	$19.29	$19.10
Income from investment operations:
Net investment income	0.99	1.05	0.85
Net realized and unrealized gain on investments	4.94	3.29	0.24
Distributions to preferred shareholders from:
From net investment income	(0.50)	(0.32)	(0.06)
Total from investment operations	5.43	4.02	1.03
Distributions to common shareholders:
From net investment income	(1.51)	(1.19)	(0.68)
Total distributions to common shareholders	(1.51)	(1.19)	(0.68)
Capital Share Transactions:
Common share offering costs charged to paid in capital	—	—	(0.04)
Preferred share offering costs and sales load charged to paid in capital	—	—	(0.12)
Total capital share transactions	—	—	(0.16)
Net asset value per common share—end of period	$26.04	$22.12	$19.29
Market price per common share—end of period	$22.45	$19.46	$18.00
Total Investment Return—Net Asset Value(1):	26.75%	21.63%	4.93%
Total Investment Return—Market Price(1):	24.21%	14.67%	(6.50)%
Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$590,600	$501,618	$437,480
Ratio of expenses to average net assets attributable to common shares(3)	1.38%	1.41%	1.64	%(2)
Ratio of net investment income to average net assets attributable to common shares(3)	6.42%	6.21%	6.96	%(2)
Ratio of expenses to average managed assets(4)	0.94%	0.95%	1.02%	(2)
Portfolio turnover rate	43%	55%	63%
Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$240,185	$240,171	$240,000	(7)
Total shares outstanding (000)	9.6	9.6	9.6
Asset coverage per share(5)	$86,539	$77,270	$70,571
Liquidation preference per share	$25,000	$25,000	$25,000
Average market value per share(6)	$25,000	$25,000	$25,000

(1)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)
Annualized

(3)
Ratios do not reflect dividend payments to preferred shareholders.

(4)
Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.

(5)
Calculated by subtracting the Fund's total liabilities (excluding Preferred Shares) from the Fund's total assets and dividing by the number of preferred shares outstanding.

(6)
Based on weekly prices.

(7)
Amount does not include dividends on preferred shares.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

1.     SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund is a closed-end management investment company (the "Fund") that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund's common shares are listed on the American Stock Exchange and trade under the ticker symbol "UTG."

The Fund may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation:    The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other funds to calculate their NAVs.

Foreign Securities:    The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Distributions to Shareholders:    Distributions from net investment income for the Fund are declared and paid monthly to common shareholders. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes:    The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48—Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund's financial statements.

Securities Transactions and Investment Income:    Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Use of estimates:    The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.     INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the year ended October 31, 2006, and the year ended October 31, 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$45,043,159	$34,291,139
Long-Term Capital Gain	431,000	—

Total	$45,474,159	$34,291,139

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,723,699
Accumulated Capital Gains	1,245,316
Unrealized Appreciation/Depreciation	156,244,202
Other Cumulative Effect of Timing Differences	33,719

Total	$161,246,936

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2006, certain differences were reclassified. These differences were primarily due to the differing tax treatment of wash sales and certain investments and the amounts reclassified did not affect net assets.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of October 31, 2006
Gross appreciation (excess of value over tax cost)	$160,460,541
Gross depreciation (excess of tax cost over value)	(4,216,339)

Net unrealized appreciation	$156,244,202

Cost of investments for income tax purposes	$672,150,903

3.     CAPITAL TRANSACTIONS

Common Shares:    There are an unlimited number of no par value common shares of beneficial interest authorized.

Preferred Shares:    On April 27, 2004, the Fund's Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has three series of Auction Market Preferred Shares: M7, F7, and W28. On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of October 31, 2006, the annualized dividend rates for Series M7, F7 and W28 were 5.12%, 4.90% and 5.24%, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4.     PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2006 aggregated $329,953,787 and $342,286,502, respectively.

5.     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

W.H. Reaves & Co., Inc. ("Reaves") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund's average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. ("ALPS") serves as the Fund's administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund's average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.     OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

In a meeting held February 3, 2006, the Fair Value Committee for the Fund deemed interest on Calpine Corp., corporate bond, maturing April 2008 with a coupon rate of 7.875%, as uncollectible as a result of Calpine's current bankruptcy proceedings. At this meeting the Committee determined that the Fund should immediately cease accruing the interest and write off interest that has been accrued since the last payment (October 2005) for this bond. This position has since been sold and is not held by the Fund at October 31, 2006.

Note the Fund also holds a corporate note for Calpine Generating Co., maturing April 2011 with a coupon rate of 11.50%. This is a secured position and as such the Fair Value Committee determined there is no uncertainty surrounding the collectibility of interest due on the note at this time. The Fund holds this security as of October 31, 2006.

7.     INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

DIVIDEND REINVESTMENT PLAN

October 31, 2006 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the "Plan Administrator" or "BONY"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which OpenMarket Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full

Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street 11 East, New York, New York 10286, Transfer Agency Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

October 31, 2006 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2006, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the U.S. Securities and Exchange Commission's (the "Commission") website at http://www.sec.gov.

PORTFOLIO HOLDINGS

October 31, 2006 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at

1-800-SEC-0330. Information on the Fund's Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

October 31, 2006 (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION

October 31, 2005 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended October 31, 2006. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2006. During the fiscal period ended October 31, 2006, 64.73% of the dividends paid qualify for the corporate dividends received deduction. In addition, 75.15% of the dividends paid meet the requirements regarding qualified dividend income.

SHAREHOLDER MEETING

On April 12, 2006, the Fund held its Annual Meeting of Shareholders (the "Meeting") for the purpose of voting on a proposal to re-elect two trustees of the Funds. The results of the proposal are as follows:

        Proposal 1:    Re-election of Trustees

	Larry W. Papasan	Everett L. Morris
For	21,759,575	21,759,575
Abstain	639,903	639,903
Withheld	0	0

TRUSTEES & OFFICERS

October 31, 2006

Except for their service on the Company's Board of Directors, the independent directors named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment advisers or underwriters. Each independent trustee serves on the Fund's Audit Committee.

Interested Trustees and Officers

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
W. Robert Alexander Age - 78 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee and Chairman/Since Inception	Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Chairman of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an "interested" Trustee of the Fund.	1
Edmund J. Burke Age - 45 1625 Broadway, Ste. 2200 Denver, CO 80202	President/Since Inception
		Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.	N/A

Jeremy O. May Age - 36 1625 Broadway, Ste. 2200 Denver, CO 80202	Treasurer/Since Inception
		Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and First Funds.	N/A
Everett L. Morris Age - 78 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Morris was a Vice President and Director of Reaves from 1993 to 2003. Mr. Morris is currently a Director/Trustee of the Phoenix Funds, a Director of the Duff & Phelps Utilities Tax-Free Income Fund, and a Director of the Duff & Phelps Utility & Corporate Bond Trust.	1
Tané T. Tyler Age - 41 1625 Broadway, Ste. 2200 Denver, CO 80202	Secretary/Since December 14, 2005
		Ms. Tyler is General Counsel of ALPS. Ms. Tyler joined ALPS as General Counsel in September 2004. Formerly, Ms. Tyler was Vice President and Associate Counsel, Oppenheimer Funds, Inc., and Vice President and Assistant General Counsel, INVESCO Funds Group, Inc. Ms. Tyler is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Tyler is currently the Secretary of the Financial Investors Variable Insurance Trust, First Funds and Westcore Funds.	N/A

Michael Akins Age - 30 1625 Broadway, Ste. 2200 Denver, CO 80202	Chief Compliance Officer/ Since June 13, 2006
		Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as AVP and Compliance Officer for UMB Financial Corporation. Before joining UMB Mr. Akins was an Account Manager at State Street Corporation. Because of his position with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the Chief Compliance Officer of Financial Investors Trust, Clough Global Equity Fund, Clough Global Opportunities Fund, Wisdom Tree Trust, SPDR Trust, Midcap SPDR Trust, and DIAMONDS Trust.	N/A
Kim Storms Age - 34 1625 Broadway, Ste. 2200 Denver, CO 80202	Assistant Treasurer/Since June 14, 2005
		Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.	N/A

Mary K. Anstine Age - 65 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee/Since inception
		Ms. Anstine was the President/Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; Financial Investors Trust and Financial Investors Variable Trust; Denver Chapter of the and a member of the Advisory Boards for the Girl Scouts Mile Hi Council. Ms. Anstine was a Director of: the Northern Trust Bank of Colorado from February 1998 until February 2002; HealthONE; a member of the American Bankers Association Trust Executive Committee; and Director of the Center for Dispute Resolution.	1
Michael F. Holland Age - 62 375 Park Avenue New York, NY 10152	Trustee/Since inception	Mr. Holland is Chairman of Holland & Company. Mr. Holland is currently a Director and Chairman of the Board, President and Treasurer of the Holland Series Fund, Inc. Mr. Holland is also Chairman of the Board and Trustee of State Street Master Funds and a Trustee of the China Fund, Inc.	1

Robert E. Lee Age - 71 10510 Lakeview Drive Hayden Lake, Idaho 83835	Trustee/Since Inception	Mr. Lee was a commercial bank executive of First Interstate Bank of Denver from 1980 through 1989. He is currently a Director of the following: Storage Technology Corporation; ING Financial Services—North America; Meredith Corporation; and the Source Capital Corporation. Mr. Lee is also a Trustee of Financial Investors Trust and Financial Investors Variable Insurance Trust.	1
Larry W. Papasan Age - 65 2670 Union Avenue Extended Suite 700 Memphis, TN 38112	Trustee/Since Inception	Mr. Papasan is the former Chairman of Smith & Nephew, Inc. (orthopedic division). Mr. Papasan is a former Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988-1991) and was President of Memphis Light Gas and Water Division of the city of Memphis (1984-1991). Mr. Papasan is a member of the Board of the Plough Foundation, a non-profit trust, a Trustee of First Funds, a mutual fund complex, and a Trustee of Smith Seckman Reid, Inc., an engineering services company.	1

REAVES UTILITY INCOME FUND 1625 Broadway, Suite 2200 Denver, CO 80202 1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.    Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.
(b)	Not applicable.
(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.
(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.
(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

  The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mike Holland and Robert E. Lee as the Registrant's "audit committee financial experts." Messrs. Holland and Lee are "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2006 and 2005 were $27,500 and $25,000, respectively.
(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 in 2006 and $0 in 2005.
(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,850 in 2006 and $13,500 in 2005.
(d)
All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $8,000 in 2006 and $14,500 in 2005.
(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.
(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.

2

(g)	Not applicable.
(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

  The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

  Mary Anstine
  Mike Holland (designated Financial Expert)
  Robert E. Lee (designated Financial Expert)
  Larry Papasan

Item 6.  Schedule of Investments.

  The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Attached, as Exhibit Item 7, is a copy of the registrant's policies and procedures.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies as of January 8, 2007

Name	Title	Length of Service	Business Experience 5 Years
Ron Sorenson	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1991-present
William Ferer	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1987-present
William Reaves	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1961-present

Other Accounts Managed

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets	Material Conflicts if Any
Ron Sorenson	75,216,260	0	1,715,634,910	None
William Ferer	75,216,260	0	1,464,522,912	None
William Reaves	75,216,260	0	1,464,522,912	None
(a)(3)	Portfolio Manager Compensation as of October 31, 2006.
Portfolio Managers receive a fixed rate compensation from the investment advisor. Compensation is not tied to fund assets or performance.
(a)(4)	Dollar Range of Securities Owned as of October 31, 2006.

3

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant(1)
Ron Sorenson	$10,001-50,000
William Ferer	$50,001-100,000
William Reaves	$1-10,000

(1)
"Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

  The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

  The Board of Trustees of the registrant will as part of its authority and responsibilities, seek individuals qualified to become members of the Board of Trustees, including evaluating persons suggested by shareholders. In connection with filling vacancies or expanding the Board of Trustees, the Board of Trustees will evaluate the suitability of individual candidates in the context of the Board as a whole, with the objective of recommending a group or individual candidate that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, relying on its diversity of experience. Candidates may be nominated by the Board of Trustees or by shareholders by submitting the name and basic qualifications of the candidates to the Secretary of the Registrant at Clough Global Allocation Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 11.  Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.
(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The Code of Ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.
(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.
(a)(3)	Not applicable.
(b)
The certifications by the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ EDMUND J. BURKE Edmund J. Burke President (Principal Executive Officer)

Date:	January 8, 2007

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ EDMUND J. BURKE Edmund J. Burke President (Principal Executive Officer)

Date:	January 8, 2007

By:	/s/ JEREMY O. MAY Jeremy O. May Treasurer (Principal Financial Officer)

Date:	January 8, 2007

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QuickLinks

  Item 1. Reports to Stockholders.
REAVES UTILITY INCOME FUND
  STATEMENT OF OPERATIONS
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Schedule of Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies as of January 8, 2007
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES